JBT Investor Day

May 22, 2014

Agenda

9:00	Welcome	Debarshi Sengupta
	Company Overview & Vision	Tom Giacomini
	AeroTech Overview	Dave Burdakin
	Break	
10:30	FoodTech Overview	Steve Smith
	Financial Overview	Brian Deck
	Closing Remarks	Tom Giacomini
	Q&A	
12:00	Lunch with Executive Leadership Team	

Forward Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 7, 2014 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

The Next Level

Tom Giacomini

Chairman, President & CEO



What You Will Hear Today

- Clear plan in place to drive growth & value creation
- JBT has a solid base to leverage
- Current performance gaps represent opportunities
- Strategy is focused on specific initiatives that matter

We are Taking JBT to the Next Level

JBT at a Glance

Leading Global Food Processing Equipment & Service Provider




GREEN





Ticker	NYSE: JBT (Spin-off in 2008)
Legacy	c. 1884; 120 yrs. of operations
Market Cap	~$900M
2013 Rev. & OI	$934M & $53M
Dividend Yield	1.2%
Segments	FoodTech & AeroTech

2013 Revenue & Segment Operating Profit

Total Revenue

$934M


35%
65%

Total Segment Operating Profit

$91M


29%
71%

JBT FoodTech

JBT AeroTech

Update

Since Becoming CEO in September 2013...

- **Instituted** leadership & management changes
- **Developed** Next Level strategy
- **Implemented** restructuring actions to lay growth foundation
- **Initiated** JBT Excellence Model (JEM)
- **Leading** 'ONE JBT' cultural transformation

…Foundation Laid for Growth

New Leadership Team in Place



20+ Yrs Tom Giacomini
Chairman,
President & CEO



20+ Yrs Brian Deck
EVP & CFO



25+ Yrs Steve Smith
EVP, President - FoodTech



25+ Yrs Dave Burdakin
EVP, President - AeroTech



25+ Yrs Jim Marvin
EVP, General Counsel & Secretary



25+ Yrs Mark Montague
EVP, Human Resources

New to JBT

Experienced Leaders with Strong Track Records

Solid Foundation

A Strong Legacy on Which to Capitalize

- Global market leader in our niche equipment & aftermarket categories
- Respected brands; reputation for exceptional engineering & service
- Strong customer relationships; viewed as key partner
- Large installed base of equipment; attractive recurring revenue model
- Solid balance sheet that supports growth

Market Leader with Blue Chip Customer Base

We SQUEEZE	We FREEZE	We STERILIZE	We LOAD	We BOARD
75%+	50%+	50%+	70%+	75%+
World's Citrus Juices	World's Frozen Foods	World's Canned Foods	World's Overnight Packages	U.S. Passengers

Extensive Global Reach with Opportunity to Leverage Further



AeroTech Production
FoodTech Production
Personnel Locations
Corporate HQ
Canada
U.S.
Mexico
Brazil
Chile
Argentina
Sweden
U.K.
Belgium
Germany
Poland
France
Czech Republic
Spain
Italy
Russian Federation
Saudi Arabia
India
China
Philippines
Malaysia
South Africa
Australia
New Zealand

- 100+ countries driving revenue
- ~3,300 employees worldwide
- ~50% international revenue

28%+ of 2013 Revenue Generated from Emerging Markets

> 40% of Revenue is Recurring & High Margin, Driven by Large Installed Base

Recurring Revenue as a Percentage of Total Revenue:



43%
42%
45%
44%
4% CAGR
$377
$405
$413
$413
Aftermarket Parts & Services
2010
2011
2012
2013

Aftermarket Current Share of Customer Wallet

25% - 30%

Note: Recurring revenue includes aftermarket parts & services, equipment leases & airport services.

Stable Base with Clear Opportunity to Drive Higher Growth

A Solid Foundation, However…

Historical Growth & Operating Margin Have Underperformed Their Potential

Revenue Growth


5.0%
9.0%
(4.0%)
2.0%
2010
2011
2012
2013

Operating Income Margin


7.6%
5.6%
6.6%
5.7%
2010
2011
2012
2013

Underperformance = Value Creation Opportunity

The Next Level: Positions JBT for Strong Performance

Where We Are Going…

- Clear long-term strategy & game plan
- Margin expansion from aftermarket, productivity & cost improvements
- Investing in new products, sales / service expansion & M&A
- Building a disciplined, growth culture

Three-pronged Approach

Fix	Fix profitability to drive economic returns & generate cash for growth
Strengthen	Develop capabilities to achieve a disciplined growth capability
Grow	Grow by focusing on initiatives that move the needle

Introducing the JBT Excellence Model

ONE JBT

Customer First

Relentless Continuous Improvement (RCI)

Acquisitions

JeM

JBT Excellence Model

Building a Growth Culture: ONE JBT

Integrity

Accountability

Relentless Improvement

Teamwork

ONE Purpose & Set of Values Across the Entire Organization

Customer First

- Total cost of ownership approach
  - Solutions-based problem solving
  - Yield, productivity, safety & resource efficiency

- New product development
- Value-based pricing
- Comprehensive service & support

Enables Above Market Growth Rates

Relentless Continuous Improvement

Operational Excellence

Relentless Continuous Improvement

Sustainable Competitive Advantage



Safety
Quality
RCI
Cost
Delivery

JEM Drives Performance

(EBIT, $M)	Run-Rate Performance Goals (2017)
ONE JBT: Organization Simplification	$8 - 10
Customer First: Value-based Pricing	6 - 10
RCI / Strategic Sourcing	4 - 8
Total	**$18 - 28**

Expected to Result in ~200bps Margin Expansion by 2017

Value Creating Acquisition Program

Strategic Approach

- Focus on a few priority areas
  - Strengthen the core where JBT can achieve value creation / synergies
  - Grow FoodTech
- Commit to an aggressive, disciplined pursuit of strategic targets

Financial Discipline

- Defined economic criteria including IRR, Payback, ROIC, Accretion & Synergy metrics
- Robust due diligence; drive to synergies pre/post-close

Process & Integration Discipline

- Disciplined & standardized always-on process: proactive strategic target identification, regular deal board reviews & defined points of accountability


Approve EOI
Approve LOI
Approve Final Terms
Strategy / Target Identification
Initial Contact & Screen
Evaluation
Due Diligence
Negotiations
Closing
Integration

The Next Level Growth Focus

Focus on Initiatives That Move the Needle

Grow

5 Key Initiatives

- **Aftermarket** by investing to build broader sales & service network; acquire to close gaps
- **Protein Processing** equipment full line offering via acquisitions & product development
- **Emerging Markets** via locally tailored products & stronger go-to-market system
- **Liquid Foods** processing equipment through acquisition & product development
- **Aviation Support Equipment** by investing in product development

The Next Level: Simple Portfolio Strategy to Maximize TSR


2013
2017
~10%
Growth
FoodTech
Accelerate Investment & Growth
AeroTech
Derive Better Returns With Modest Growth
Single Digit
Double Digit
Operating Margin


Future Outlook
Revenue
30%
70%
EBIT
20%
80%

FoodTech Will Be the Key Growth Driver

Why Accelerate FoodTech?

Large global market with positive tailwinds

$15B+

Favorable corporate valuation

Low cyclicality

JBT FoodTech

Advantaged JBT starting position

Top 5 company

Significant M&A potential

$1B+ Tier 1 opportunities

What You Can Expect

2017

- Leading food equipment & service provider
- $1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

AeroTech

Dave Burdakin

EVP and President,
AeroTech



Addressing Multiple Needs Across the Ground Support Spectrum



Airport Services
• Gate Systems
• Baggage Handling Systems
• Ground Support Equipment
• Airport Facilities Technology
Fixed Equipment
• Passenger Boarding Bridges
• Fixed Ground Power & Air
Mobile Equipment
• Cargo Loaders & Transporters
• Deicers
• Aircraft Tractors
• Mobile Ground Power & Air

Key Messages

- AeroTech enjoys leading NA market positions
- Growth across global aviation markets offers attractive opportunity
- Strong, experienced team
- Current financial performance presents opportunity for significant value creation
- Next Level initiatives designed to drive incremental growth, solid returns & cash generation

Leading Aviation Support Equipment & Service Provider

AeroTech Vision c. 2017

- **Market leading products & services across the aviation support spectrum**
  - Incremental growth with positive economic returns
  - Lowest customer Total Cost of Ownership
- **Achieved operational excellence**
  - Disciplined execution
  - Higher margins
  - Increased working capital efficiency
- **Growth enabled by a few focused initiatives**
  - World leader in Ground Power & Air technology
  - Fill in Ground Support Equipment (GSE) product line
  - Accelerate aftermarket franchise

Leading Market Position

	% of Portfolio
Mobile Equipment	51%
Fixed Equipment	29%
Airport Services	20%

2010 – 2013 CAGR: 1%

Market Position

- Leading U.S. GSE player for cargo loaders & deicers
- Legacy military loader contracts are a significant short-to-mid term headwind
- 75% market share in NA passenger boarding bridges
- ~30% share in fragmented but growing Airport Services market

Strong Growth Across Global Aviation Markets

Sustained profitability of airlines coupled with pent-up demand

Global Commercial Airline Profitability ($B)



$30
$20
$10
$0
-$10
-$20
-$30
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Passenger traffic expected to double over next 15 years

World Economy | Passenger Traffic | Cargo Traffic



3.2%
4.1%
5.0%

Significant expansion in emerging markets driving regional demand

Number of Airports in China



+66%
147
244
2007
2020

China's Civil Aircraft (units)



+250%
4,900
700
500
1,400
2,900
900
380
800
2010
2029
Regional Jets
Jets (150 seats)
Jets (> 150 seats)

Sources: IATA, IHS Global Insight GDP Index, The Boeing Company Current Market Outlook, BCG Study.

AeroTech Financials

Recent Performance Has Been Flat

Revenue ($M)



318
362
325
323
2010
2011
2012
2013

Organic Growth	2010	2011	2012	2013
	13%	14%	(10%)	(1%)

Segment Operating Profit %



8.6%
8.6%
8.8%
8.2%
2010
2011
2012
2013

Avg. Work. Cap. % Rev.	2010	2011	2012	2013
	28%	27%	30%	33%

Trends Afford Improvement Opportunity

AeroTech: The Next Level

	Current State	2017 Objectives
Revenue Growth		
Organic	0 – 1%	3 – 4%
Acquisitions	–	Strengthen Core
Revenue Total	0 – 1%	3 – 4%
Segment Operating Profit Margin	8 – 9%	9 – 10%
Working Capital % Sales	33%	~27%

AeroTech: The Next Level Initiatives

Focused Approach to Achieve Margin Expansion & Value Creation

JEM JBT Excellence Model

Enhance Aftermarket & Service Capabilities	Fill In GSE Product Line
Grow Ground Power & Air	Reduce Working Capital

RCI: Pulling it All Together …



Daily Gemba walk



SQDC board review during B250 Loader Launch Event



New Deicer Flow Line

Aftermarket Overview

AeroTech Installed Base	
Total Installations	**Market Size**
> 12,000	$175M

2013 'Share of Wallet'


~27%

2017 'Share of Wallet'


~32%

High Consumable Content, Leveraged to Installed Base

Large Installed Base Creates Built-in Recurring Revenue Generator

Example

Equipment	Installed Base	Annual Spare Parts Consumption / Services / Refurbs Per Machine
Mobile	> 7,000	$17,200

Total Addressable Market: ~$120M

Increase Share of Wallet to ~32% by 2017

Enhance Aftermarket & Service Capabilities

Objective

- **Capture larger share of aftermarket parts & services sales, as well as refurbishments from JBT installed base**

Approach

- **Develop & expand AeroTech aftermarket sales & services network**
  - » 50% increase in sales staff
  - » Increase rebuild business by 20%
  - » Leverage full-time presence in 25 airport locations to enhance capture rate

Increase Share of Wallet in Aftermarket

Grow Ground Power & Air

Capture Higher Share of Military PCA & Commercial Equipment Market

2013: $220M TAM


Commercial
$140M
Military
$80M
JBT
$25M

- Investing $1M+ in additional development resources for next gen offering
- Building on recent certifications on fighter aircraft
- Leveraging military technology advantage to create lower complexity/cost product for commercial applications
- Investing in sub-freezing PC Air technology development for large aircraft in demanding environments

Increase Share to ~17% from 11% by 2017

Fill in Ground Support Product Line

Aircraft Fleet

Regional 13% | Narrow Body 64% | Wide Body 23%



The NEW B250 lower tonnage tractor

- Current loaders & tractors predominately serve wide body aircraft
- Expand product line - targeted at largest segment
- Address specific demands of emerging markets & evolving customer base

Source: Boeing CMO 2013-2032 Report

75%+ of Current Fleet is Narrow Body/Regional

Reduce Working Capital

- **AeroTech net working capital % of sales is ~33% compared to:**
  - » "Comparable" AeroTech industrials: ~27%
  - » Industrial machinery median: ~18%
- **Attack all facets of working capital**
  - » RCI: Intensive lean focus on inventory reduction
  - » Order-to-Cash process & terms improvement
- **Achieve linear progress toward goal over next 3 years**

Achieving Target of 27% = ~$20M in Additional Cash Flow by 2017

AeroTech Financial Framework 2017

Projected Run Rate Impact by 2017

		Revenue ($M)	Segment Op. Profit ($M)
Fix & Strengthen	Value-based Pricing	$1 – 2	$1 – 2
	RCI / Sourcing / Org.		3 – 4
	Sub-total	**$1 – 2**	**$4 – 6**
Grow	Organic Growth	$44 – 55	$2 – 3
	TOTAL	**$45 – 57**	**$6 – 9**

2013 Base	$323	$27
2017	**$368 – 380**	**$33 – 36**
2013-17 CAGR	3% – 4%	5% – 8%
2017 Segment Margin		9% – 10%

AeroTech Summary

Key Takeaways

- Building upon leading positions
- Mid-term favorable market conditions, excluding military loaders
- Strong, experienced team
- RCI to drive operational improvements & greater cash flow
- Next Level initiatives enable incremental growth & solid returns

FoodTech

Steve Smith

EVP and President, FoodTech


JBT FoodTech

Key Messages

- Leading global food processing equipment & service provider
- Portfolio characterized by strong, attractive niche positions
- Specific plans & actions to significantly elevate growth & profitability from current state to the next level by 2017

Leading Global Food Processing Equipment & Service Provider

FoodTech Vision c. 2017

- **Offering customers best-in-class yield, productivity & resource efficiency**
- **Demonstrated growth - organically & through acquisitions**
  - Enhanced aftermarket & service capabilities
  - Increased emerging markets presence
  - Strengthened core
  - Expanded protein processing offering
  - Substantial liquid food processing presence
- **Disciplined execution, delivering sustained revenue growth & margin expansion**

Portfolio Characterized By Strong, Attractive Niche Positions

	% of Portfolio
Solid Foods	50%
Liquid Foods	44%
Automated Systems	6%

2010 – 2013 CAGR: 3%

Market Position

- Over 40% market share in poultry & meat in U.S. & EU for freezing & cooking; 10% in Asia
- 75% market share in OJ; making significant inroads into blended products
- 50% share in sterilization; world renowned process knowledge

Key Differentiators

Process Knowledge
Customer Relationships
Large Installed Base
Food Safety
Global Service Network

Strong Growth Across Global Food Markets

- Population growth, rising incomes & urbanization driving global food consumption
- Strong positive correlation between level of income & higher-caloric content & processed foods
- Improving affordability of foods in emerging markets is further accelerating adoption of nutrient-rich diets



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile



China: Projected Annualized Market Growth Rates
Food Retail Sales
7%
Frozen Foods
8%
Canned Foods
7%
Specialty Drinks
14%

Sources: United Nations Food & Agriculture Association, Rabobank, Euromonitor, IMF WEO.

FoodTech Innovation


($M)
R&D Investments
15
10
5
0
3.0%
2.0%
1.0%
0.0%
2010
2011
2012
2013
R&D Spend
% of Sales

~17% of Total Sales generated from new products over 3 years

Select Product Lines		New Product Sales ($M)	Customer Examples
Freezing & Cooking Equipment		> $50M	WAYNE FARMS, Pilgrim's
Portioning Equipment		> $20M	PERDUE, Tyson
Automated Systems		> $11M	P&G, PEPSICO

Large, Scalable Global Footprint



Canada
U.S.
Mexico
Brazil
Chile
Argentina
Sweden
U.K.
Belgium
Germany
Poland
France
Czech Republic
Spain
Italy
Saudi Arabia
South Africa
Russian Federation
India
China
Philippines
Malaysia
Australia
New Zealand

2013 Sales	
N.A.	43%
EMEA	31%
APAC	15%
LatAm	11%

- Manufacturing/Assembly Location
- Personnel Locations

FoodTech Profitability Model

New Equipment

Market Growth Drivers

+

JBT Advantages

Innovation

Customer relationships

Process knowledge

Grow Installed Base

2013 Revenue



53%
47%

Recurring Revenue

Growth Driven by Installed Base

Maintenance & repair

Aftermarket parts & service

Leasing revenue

New Equipment Sales → Installed Base Growth → Recurring Revenue

FoodTech Financials

Segment Margin is Improving


Revenue ($M)
554
588
589
611
2010
2011
2012
2013

Organic Growth	Flat	6%	Flat	4%


Segment Operating Profit %
10.3%
8.0%
10.0%
10.6%
2010
2011
2012
2013

Margins in Low Double-digits with Improvement Opportunity

FoodTech: The Next Level

Specific Plans to Elevate Growth & Expand Margins

	Current State	2017 Objectives
Revenue Growth		
Organic	2 - 3%	5 - 7%
Acquisitions	-	~3%
Revenue Total	**2 - 3%**	**8 - 10%**
Segment Operating Profit Margin	**10 - 11%**	**13 - 14%**

Focused Approach to Achieve Margin Expansion & Value Creation

JEM JBT Excellence Model

Capture Aftermarket & Service Opportunities

Build Leading Asian Market Business

Acquisitive Growth:
Expand Protein Processing Franchise
Grow Liquid Foods Processing

Aftermarket Overview

FoodTech Installed Base	
Total Installations	**Market Size**
~14,000	$580M

2013 'Share of Wallet'


25 -
30%

2017 'Share of Wallet'


30 -
35%

Opportunity to Grow Aftermarket by Leveraging Installed Base

Large Installed Base Provides Built-in Recurring Revenue Generator

Example

Total Addressable Market: ~$450M

Installed Base

	EMEA	NA	APAC	LatAm	TOTAL
Freezers & Cookers	3,900	3,240	1,320	420	8,880

Annual Spare Parts Consumption & Services Per Machine

	EMEA	NA	APAC	LatAm
Freezers & Cookers	$52,820	$51,540	$51,515	$21,430

Increase Share of Wallet to 30 - 35% by 2017

Capture Aftermarket & Service Opportunities

Objective

- **Grow higher margin recurring revenue**
  - » Capture significantly larger market share of aftermarket parts & services

Approach

- **Develop best-in-class food processing service network**
  - » Double sales & service staff focused on refurbishment
  - » Increase field reps by 50% to drive service contracts penetration
  - » Enhance customer service to increase capture rate
- **Accelerate progress & broaden installed base coverage through direct sales & selective M&A; target third-party service & parts providers**

Significantly Increase Share of Wallet in Aftermarket

Build Leading Asian Market Business

Example: Freezing & Cooking

8% CAGR	• **Frozen meat consumption**
8 - 10% CAGR	• **Total New & Replacement Units** • Throughput per Line • Freezers / Cookers per line • Required installed base
$85M 10-12% CAGR	• **Total Market Size & Growth** • Equipment market size • Aftermarket size

- Expand local sales, engineering & service resources in China
  - » 2014: Open tech center outside Shanghai
  - » 2015: Establish locally-based engineering team
  - » 2016: Double service team
- Complete localization of freezing systems by YE14, cooking systems by YE15
- Potentially acquire and/or develop China-based partners to accelerate progress

Raise Bar in China to Become Serious Market Share Contender

Pursue Acquisitive Growth

Significant Opportunity to Build Out Protein Processing & Liquid Food Offerings

Protein Processing


~$4B
~$2.5B
~$0.5B
~$4B
Primary
Secondary Processing
Further Processing
EOL
Primary
Portioning
Mixing/ Grinding
Injection
Tumbling
Forming
Coating
Frying
Cooking
Freezing
Slicing
Packaging

Liquid Foods


~$700M
~$350M
~$200M
Bulk Storage
Thawing
Ingredient & H_2O Prep
Mixing / Metering
Blending
Sterilization
CIP
Controls & Instruments
Filling
Final Packaging

Core Secondary Processing Bundle

Current JBT Presence

FoodTech Financial Framework 2017

Projected Run Rate Impact by 2017

		Revenue ($M)	Segment Op. Profit ($M)
Fix & Strengthen	Value-based Pricing	$5 – 8	$5 – 8
	RCI / Sourcing / Org.		9 – 14
	Sub-total	**$5 – 8**	**$14 – 22**
Grow	Organic Growth	$130 – 160	$20 – 25
	Sub-total	**$135 – 168**	**$34 – 47**
	Acquisitions	$70 – 100	$6 – 8
	TOTAL	**$205 – $268**	**$40 – $55**
	2013 Base	$611	$65
	2017	**$816 – 879**	**$105 – 120**
	2013-17 CAGR	8% – 10%	13% – 17%
	2017 Segment Margin		13% – 14%

FoodTech Summary

Key Takeaways

- Building a leading global food processing equipment & service provider; focused on protein & liquid foods
- Leveraging global position & strong customer relationships to expand comprehensive system & service offerings
- Developed specific plans & actions to elevate growth & expanded margins from current state to Next Level 2017

Financial Framework

Brian Deck
EVP and CFO







2013 Actual / 2014 Guidance

	2013 Actual	Reaffirming 2014 Guidance
Revenue	$934M	Mid-single Digit Growth
Segment Operating Profit Margin	9.8%	Relatively Flat Y-o-Y
GAAP EPS	$1.15	$0.90 – $1.05
Adjustments	$0.11 [1]	$0.45 [2]
Adj. EPS	$1.26	$1.35 – $1.50

1. 2013 adjustments include expenses related to management succession & consulting costs, and restructuring charges.
2. 2014 adjustments include $10M restructuring charge taken in 1Q14 and additional charges of $2 - 3M anticipated through rest of 2014, $7M in management succession costs, & $2M in consulting costs.

2014 Outlook Unchanged with Solid Revenue & EPS Growth

Balance Sheet

($M)	12/31/13	3/31/14
Cash	$29	$19
Current Assets	367	359
Non-Current Assets	225	223
Total Assets	**$621**	**$601**
Current Liabilities	$271	$285
Non-Current Liabilities	95	85
Debt	100	83
Equity	154	148
Total Liabilities & Equity	**$621**	**$601**
Total Capital Deployed (ex Cash)	$225	$212
Net Debt / Total Capital	31%	30%
Net Debt / EBITDA	0.91x	0.97x
Target Leverage Range		**Up to 2.5x**

Strong B/S Affords Capacity to Execute Next Level Strategy

Historical Results

($M)	2011	2012	2013
Revenue	$956	$917	$934
Segment Operating Profit	$78	$88	$91
Operating Income	$53	$61	$53
Net Income	$31	$36	$33
GAAP EPS [1]	$1.05	$1.26	$1.15
Adj. EPS [2]	$1.31	$1.26	$1.26
ROIC [3]	16%	21%	18%

1. GAAP diluted EPS from continuing operations.
2. 2011 adjusted diluted EPS excludes impact of $11.6M in restructuring charges recorded in the year. For 2013 reconciliation, reference foot note in slide #64.
3. Return on invested capital (ROIC) is defined as net income from continuing operations plus net after tax interest expense divided by average invested capital; Average invested capital is defined as the average of the beginning and ending (1) owners' equity plus (2) long-term debt and less (3) cash and cash equivalents.

Next Level Impact

Projected Run Rate Impact by 2017

		Revenue ($M)	Operating Income ($M)
Fix & Strengthen	Value-based Pricing	$6 – 10	$6 – 10
	Organization Simplification		8 – 10
	RCI / Strategic Sourcing		4 – 8
	Sub-total	$6 – 10	$18 – 28
Grow	FoodTech - Organic	$130 – 160	$20 – 25
	AeroTech - Organic	45 – 55	2 – 3
	Sub-total	$175 – 215	$22 – 28
	Total Organic	**$180 – 225**	**$40 – 56**
	Acquisitions	$70 – 100	$6 – 8
	TOTAL	**$250 – 325**	**$45 – 65**

Asset Efficient Model

Working Cap. Efficiency Gains More Than Offset Organic Growth Impact

Working Capital % Sales [1]



13.2%
11.3%
10.3%
Benefit from RCI Initiative
11.0%
9.0%
2011
2012
2013
2014 - 2017

CapEx Expected to Revert to 2.5 – 3.0% Range

CapEx % Sales



2.2%
2.7%
3.1%
2014 – 2017 Probable Zone
3.0%
2.5%
2011
2012
2013
2014 - 2017

1. Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt); a reconciliation of Adjusted Working Capital to Working Capital is included in the Appendix).

Growth and Margin Expansion


Revenue
$934M
6% - 8%
CAGR
~$1.2 –
1.3B
2013
2017


Segment Operating Profit
$91M
10% - 14%
CAGR
~$135 -
$155M
2013
2017


Operating Income
$53M
6%
17% - 23%
CAGR
~$100 –
120M
8 – 10%
2013
2017


FCF
$33M
11% - 16%
CAGR
~$50 –
60M
2013
2017

Capital Allocation

Focused on Growth & Returns

Investment in growth & margin expansion	• Invest in high ROIC CapEx • Strategic acquisitions; focused on building FoodTech
Acquisitions	• Maintain dividend & consider increases over time
Return value to shareholders	• Opportunistically repurchase shares

Balanced Approach is Responsible & Shareholder Friendly

Summary

JBT is Well Positioned to Create Value

- Strong legacy on which to capitalize
- High ROIC portfolio which can be leveraged for growth
- Clear long-term strategy & game plan
- Solid balance sheet capable of supporting growth initiatives
- Balanced, shareholder-friendly capital allocation plan

Talented, Experienced Management Team Focused on Execution

The Next Level

Tom Giacomini

Chairman, President & CEO



The Next Level: What You Can Expect

2017

- Leading food equipment & service provider
- $1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Q&A

May 22, 2014

Appendix

May 22, 2014

Reconciliation of Non-GAAP Measures

($M)	2011	2012	2013
Adjusted working capital (non-GAAP measure)	$ 127	$ 103	$ 96
plus: cash and cash equivalents	$ 9	$ 99	$ 29
less: short-term debt and current portion of long-term debt	$ (4)	$ (2)	$ (6)
Working capital (GAAP measure)	$ 131	$ 200	$ 119
Revenue	$ 956	$ 917	$ 934
Adjusted working capital as a percent of revenue	13.2%	11.3%	10.3%

Note: Working capital (GAAP measure) is current assets minus current liabilities.

Reconciliation of Non-GAAP Measures

($M)	2011	2012	2013
Free Cash Flow (FCF) (non-GAAP measure)	$ 15	$ 61	$ 33
plus: Capital Expenditures	$ 21	$ 25	$ 29
Cash Provided by Operating Activities (GAAP measure)	$ 36	$ 86	$ 62

JBT Investor Day

May 22, 2014